CPI Aerostructures, Inc. 8-K

Exhibit 99.1

NYSE MKT: CVU A Premier Supplier of Aircraft Structures and Systems Q4 & FY 2016 Results Presentation March 7, 2017 Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer

Disclosure Statement Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 28 , 2016 and as amended on April 29 , 2016 , and quarterly reports on Form 10 - Q filed on May 10 , 2016 , August 8 , 2016 and November 8 , 2016 , available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . Non - GAAP Financial Data Adjusted Earnings (arrived at by eliminating the Company's A - 10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles (“GAAP”) . Adjusted Earnings is a key metric CPI Aero has used in evaluating its financial performance . Adjusted Earnings is considered a non - GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933 , as amended . CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods . Due to the significance of the non - cash and non - recurring change in estimate recognized in the year ended December 31 , 2016 , Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis . CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments . The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non - recurring items or by non - cash items, such as changes in estimates . Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre - tax income, net income and cash flows from operating activities 2

3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Backlog 4 Consolidated Backlog at 12/31/2016: $416.3 Million Defense Backlog at $321.7 Million, up ~16% Y/Y $321.7M $94.6M Defense Commercial Defense 77% / Commercial 23% $90 $190 $290 $390 $490 Q1 2014 Q1 2015 Q1 2016 Q4 2016 Backlog (Defense/Commercial ) Commercial Defense Total Backlog 1Q 2014 - 4Q 2016 $410.3 M $416.3 M $234.2 M $321.7 M $176.1 M $94.6 M $94.5M $321.7M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 23% / Unfunded 77%

Driven By Renewed Strength in Defense Business Recent wins account for $ 254 million in backlog as of Dec. 31, 2016 Offers revenue visibility into 2022 and beyond 5 Contract Period 2013 – 2021 Contract Period 2016 – 2019 Contract Period 2015 – 2021 Contract Period 2014 – 2020 Contract Period 2015 – 2021 Announced November 2014 Announced January 2016 Announced February 2015 Announced November 2014 Announced July 2015 $86.1M $25 - 30M $49M E - 2D Advanced Hawkeye/C - 2A Greyhound T - 38C Talon Trainer $53.5M F - 35A $10.6M Japan E - 2D Hawkeye F - 16 Falcon Raytheon Next Generation Jammer Pod $ 5 0+M Announced July/Sept 2016 Contract Period 2016 – 2022+ Sikorsky CH - 148 Cyclone $5M Announced October 2016 Contract Period 2016 – 2018 Bell Helicopter/ Textron AH - 1Z Viper $14.8M Announced January 2017 Contract Period 2017 – 2020

6 Financial Highlights Vincent Palazzolo Chief Financial Officer

Recent Financial Highlights 7 For the 3M Ended December 31 , For the year Ended December 31 , 201 6 201 5 201 6 201 5 (Unaudited) (Unaudited) Revenue $ 24,268,003 $ 31,590,790 $ 81,329,858 $ 100,202,557 Cost of sales 18,368,380 28,035,959 77,010,940 83,600,854 Gross profit 5,899,653 3,554,831 4,318,918 16,601,703 Selling, general and administrative expenses 2,010,873 1, 668,026 8,614,190 7,636,148 Income (loss) from operations 3,888,780 1,886,805 (4,295,272) 8,965,555 Net income (loss) $2,134,999 $651,680 ($3,608,576) $5,015,993 Income (loss ) per common share – basic $ 0.24 $ 0.08 ( $ 0.42) $ 0.59 Income (loss ) per common share – diluted $ 0.24 $ 0.08 ($ 0.42) $ 0.5 8

Balance Sheet Highlights 8 As of December 31, 2016 CEE (unbilled receivables) $ 99.6 Total Debt 32.6 Shareholders’ Equity 67.6 Book Value, per diluted share 7.74 Debt - to - Capital 0.48 ($ in Millions, except per share value) Liquidity • $40M, 3 - year senior debt facility − $10M term loan − $30M revolving line - of - credit • Approximately $7.5 million still available under credit facility as of December 31, 2016

Updated 2017 Financial Guidance 9 Revenue Pre - tax Income Effective Tax Rate • $82.5M – $87.0M • Award of certain defense programs offer possibility for upside • $8.1M - $8.5M • Approximately 37%

2017 Financial Levers 10 Inventory Reduction Productivity Overhead Expenses • 10% reduction on top of 10% reduction realized in 2016 • Higher revenue - per - employee given lower fixed cost base today relative to year - ago period • New strategic supply agreements are expected to yield savings in 2017

11 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

Bid Pipeline (3/3/2017) 12 86% 14% Defense Commercial 9% 8% 35% 48% Kitting MRO Aerostructures Aerosystems Virtually all bids are at the Prime Contractor or Tier 1 level Defense opportunities are increasing Continued Diversification Across Product Categories

Near-Term Program Opportunities

Aerostructures	Aerosystems	Supply Chain Management/Kitting
• Military Helos: CH-53K, V-280 • Various regional airliner and bizjet aircraft • A-10 thick skin urgent spares kitting (TUSK) • F-35 • MRO: F-16 service-life extension program (SLEP) • Various Black Hawk components/structural repairs	• Reconnaissance Pods • Electronic Warfare Pods • Advanced antenna system structural housing • Missile launchers	• Various regional commercial aircraft (Tier 1 opportunity) • S-92 (commercial) • Foreign sales of F-16 wing components • Wet Outer Wing Panel kits for Japanese E-2D

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Long - Term Visibility - Contracts Potential to collectively generate revenue of $416.3M during their remaining periods of performance (as of 12/31/16) Firm, Funded Contracts Provide Long - Term Revenue Visibility and Operating Leverage TRIUMPH GROUP - Gulfstream G650 SIKORSKY – UH - 60 Black Hawk U.S. GOVERNMENT – T - 38C Talon Trainer TEXTRON - Cessna Citation X+ SIKORSKY – S - 92 EMBRAER – Phenom 300 LOCKHEED – F - 35A ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 NORTHROP GRUMMAN – for the E - 2D & C - 2A NORTHROP GRUMMAN – Japan E - 2D HONDA - HondaJet Defense ; Commercial UTC AEROSPACE SYSTEMS – DB - 110 ISR Pod RAYTHEON – Next Generation Jammer Increment 1 Pod EMBRAER – E175 - E2 U.S. GOVERNMENT – F - 16 14 SIKORSKY CH - 148 BELL HELICOPTER – AH - 1Z VIPER

Future Opportunities 15 T - X Trainer F - 16 (FMS, SLEP) Northrop Grumman B - 21 Lockheed Martin F - 35 JSTARS Recapitalization F - 15

16 Q&A Session

17 Financial Appendix

CPI AERO

Adjusted Statement of Earnings

CPI AEROSTRUCTURES, INC.
Adjusted Statement of Earnings

	For the Three Months Ended December 31, 2016 (Unaudited)		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$24,268,033	($1,207,562)	$23,060,471
Cost of sales	18,368,380	(1,207,562)	17,160,818
Gross profit	5,899,653	-	5,899,653
Selling, general and administrative expenses	2,010,873	-	2,010,873
Income from operations	3,888,780	-	3,888,780
Interest expense	(441,781)	-	(441,781)
Income before provision for income taxes	3,446,999		3,446,999
Provision for income taxes	(1,312,000)		(1,312,000)
Net income	$2,134,999		$2,134,999
Diluted Earnings per share	$0.24		$0.24

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

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Adjusted Statement of Earnings

CPI AEROSTRUCTURES, INC.
Adjusted Statement of Earnings

	For the Three Months Ended December 31, 2015		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$31,590,790	($589,316)	$31,001,474
Cost of sales	28,035,959	(3,589,316)	24,446,643
Gross profit	3,554,831	3,000,000	6,554,831
Selling, general and administrative expenses	1,668,026	-	1,668,026
Income from operations	1,886,805	3,000,000	4,886,805
Interest expense	(255,125)	-	(255,125)
Income before provision for income taxes	1,631,680	3,000,000	4,631,680
Provision for income taxes	(980,000)	(1,662,000)	(2,602,000)
Net income	$651,680	$1,378,000	$2,029,680
Diluted Earnings per share	$0.08		$0.24

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

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CPI AERO

Adjusted Statement of Earnings

CPI AEROSTRUCTURES, INC.
Adjusted Statement of Earnings

	For the Year Ended December 31, 2016 (Unaudited)		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$81,329,858	$457,905	$81,787,763
Cost of sales	77,010,940	(14,826,245)	62,184,695
Gross profit	4,318,918	15,284,150	19,603,068
Selling, general and administrative expenses	8,614,190	-	8,614,190
Income from operations	(4,295,272)	15,284,150	10,988,878
Interest expense	(1,379,304)	-	(1,379,304)
Income before provision for income taxes	(5,674,576)	15,284,150	9,609,574
Provision for income taxes	(2,066,000)	(5,573,000)	(3,507,000)
Net income (loss)	($3,608,576)	$9,711,150	$6,102,574
Diluted Earnings per share	($0.42)		$0.71

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

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CPI AERO

Adjusted Statement of Earnings

CPI AEROSTRUCTURES, INC.
Adjusted Statement of Earnings

	For the Year Ended December 31, 2015		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$100,202,557	($13,393,109)	$86,809,448
Cost of sales	83,600,854	(16,400,878)	67,199,976
Gross profit	16,601,703	3,007,769	19,609,472
Selling, general and administrative expenses	7,636,148	-	7,636,148
Income from operations	8,965,555	3,007,769	11,973,324
Interest expense	(958,562)	-	(958,562)
Income before provision for income taxes	8,006,993	3,007,769	11,014,762
Provision for income taxes	(2,991,000)	(1,084,000)	(4,075,000)
Net income	$5,015,993	$1,923,769	$6,939,762
Diluted Earnings per share	$0.58		$0.81

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

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Thank you CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com Investor Relations Sanjay M. Hurry /Jody Burfening LHA (212) 838 - 3777 cpiaero@lhai.com 22